                    SECOND AMENDMENT TO FORBEARANCE AGREEMENT

      THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT, made and entered into as of the 9th day of August, 2004, by and between VIRBAC CORPORATION, a Delaware corporation ("Virbac"), PM RESOURCES, INC., a Missouri corporation ("PM Resources"), ST. JON LABORATORIES, INC., a California corporation ("St. JON"), FRANCODEX LABORATORIES, INC., a Kansas corporation ("Francodex"), VIRBAC AH, INC., a Delaware corporation ("Virbac AH,"), and DELMARVA LABORATORIES, INC., a Virginia corporation ("Delmarva," and collectively with Virbac, PM Resources, St. JON, Francodex and Virbac AH referred to herein as the "Borrowers"), and FIRST BANK, a Missouri banking corporation (the "Lender").

                                   WITNESSETH:

      WHEREAS, Borrowers and Lender have heretofore executed a Credit Agreement dated as of September 7, 1999 made by and among Borrowers and Lender, as previously amended from time to time (as amended, the "Credit Agreement"); and

      WHEREAS, Borrowers are presently in default under such Credit Agreement and the other Security Documents and Transaction Documents as more fully set forth in that certain Forbearance Agreement dated as of April 9, 2004 made by and among Borrowers and Lender, as previously amended by a certain Amendment to Forbearance Agreement dated as of May 10, 2004 made by and among Borrowers and Lender (as amended, the "Forbearance Agreement;" capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Forbearance Agreement); and

      WHEREAS, Lender's agreement to forebear with respect to Borrowers' existing events of default as set forth in the Forbearance Agreement is presently set to expire on August 9, 2004, and Borrowers have requested that Lender extend such agreement to forebear; and

      WHEREAS, Borrowers and Lender desire to amend the Forbearance Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

      1. Section 1(b)(iii)(C) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (C) on or before December 31, 2004, the consolidated balance sheet of Borrowers and their Consolidated Subsidiaries as of December 31, 2003 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year ended as of December 31, 2003, all with consolidating disclosures and setting forth in each case, in comparative form, the figures for the previous fiscal year, together with any and all restated financial statements (balance sheets and statements of income, retained earnings and cash flows) for the fiscal years (or any periods during the fiscal years) ending December 31, 2002 and December 31, 2001, all such financial statements to be prepared in accordance with Generally Accepted Accounting Principles consistently applied and audited by and accompanied by the unqualified opinion of PriceWaterhouse Coopers.

      2. Section 3(a) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (a) The Standstill Period shall commence at such time as all conditions precedent to this Agreement have occurred or have been satisfied, as provided in Section 2 hereof, and shall terminate on February 7, 2005.

      3. Section 4(d) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            (d) The third paragraph beginning with the word "WHEREAS" on the first page of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  WHEREAS, Borrowers, including Virbac AH, Francodex and
            Delmarva which have been added as parties to the credit facilities, have requested that the aggregate amount thereof be amended to an aggregate principal amount of up to Twenty Million Dollars ($20,000,000.00) and otherwise amended on the terms and conditions set forth herein, with such loans to mature on February 7, 2005; and

      4. Section 4(e) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            (e) Section 1 of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  The "Term" of this Agreement shall commence on the date hereof and shall end on February 7, 2005, unless earlier terminated upon the occurrence of an Event of Default under this Agreement or upon an event of termination as defined in Section 3(b) of that certain Forbearance Agreement dated as of April 9, 2004 made by and among Borrowers and Lender, as amended.

      5. Section 4(j) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            (j) Section 3.16 of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  3.16 Maturity. All Loans not paid prior to February 7, 2005, together with all accrued and unpaid interest thereon, shall be due and payable on February 7, 2005 (the "Maturity Date").

      6. A new Section 4(k) shall be added to the Forbearance Agreement immediately following Section 4(j) therein as follows:

            (k) Addition of a new Monthly Consolidated EBITDA Covenant. Section 7.1(i) of the Credit Agreement shall be amended to add a new subsection 7.1(i)(ii) to such Section immediately following subsection 7.1(i)(i) therein as follows:

            (ii) Maintain a minimum Consolidated EBITDA for Borrowers and their Subsidiaries of not less than: (A) ($124,000.00) for the month ending August 31, 2004, (B) ($251,000.00) for the month ending September 30, 2004, (C) $428,000.00 for the month ending October 31, 2004, (D) ($408,000.00) for the month ending November 30, 2004, and (E) ($288,000.00) for the month ending December 31, 2004;

      7. Section 5(b) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (b) Borrowers covenant and agree that they will promptly furnish to Lender any additional financial or other information as Lender may reasonably request from time to time in order to assess the progress of Borrowers' ability to repay or refinance all of the Obligations on or before February 7, 2005, to verify Borrowers' compliance with this Agreement, or to ascertain whether any event of termination of the Standstill Period has occurred;

      8. Contemporaneously with the execution of this Second Amendment to Forbearance Agreement, the Revolving Credit Note made by the Borrowers payable to the order of Lender shall be amended and restated in the form of that certain Revolving Credit Note made by the Borrowers payable to the order of Lender attached hereto as Exhibit B, to extend the maturity thereof and to make certain amendments as set forth therein (as the same may from time to time be amended, modified, extended or renewed, the "Note"). All references in the Credit Agreement, the Forbearance Agreement, the Security Documents and the other Transaction Documents to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit B.

      9. Borrowers hereby agrees to reimburse Lender, upon demand, for all out-of-pocket costs and expenses, including reasonable legal fees and expenses of the attorneys for the Lender incurred by Lender in the preparation, negotiation and execution of this Second Amendment to Forbearance Agreement and all other documents, instruments and agreements relating to this Second Amendment to Forbearance Agreement with Lender.

      10. In consideration of the amendments made by Lender hereunder, Borrowers shall jointly and severally pay to Lender on the date hereof an amendment fee in the amount of $75,000.00, which fee shall be fully earned by Lender on the date hereof.

      11. The amendments set forth herein are expressly conditioned upon the following:

            (a) Execution and delivery by Borrowers of this Second Amendment to Forbearance Agreement and of the amended and restated Revolving Credit Note in the form attached hereto as Exhibit B;

            (b) Payment by the Borrowers of the amendment fee described in Paragraph 10 above;

            (c) Execution and delivery by Bank One, NA of a Consent of Participant, in form and substance acceptable to Lender, consenting to the terms of this Second Amendment; and

            (d) Execution and delivery of such other agreements and other documents reasonably requested by Lender to complete the transactions contemplated herein.

      12.   Borrowers hereby represents and warrants to Lender that:

            (a) The execution, delivery and performance by Borrowers of this Second Amendment to Forbearance Agreement are within the corporate powers of the Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Second Amendment to Forbearance Agreement do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and Borrowers are not now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of any of the Borrowers, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any of them is bound or to which any of them is subject (other than the existing defaults under the Credit Agreement and the other Transaction Documents described herein above); and

            (b) This Second Amendment to Forbearance Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      13. Borrowers hereby releases Lender and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Lender occurring at any time prior to the execution of this Second Amendment to Forbearance Agreement, with respect to Borrowers, the Credit Agreement, the Note, any of the Security Documents or the Forbearance Agreement.

      14. All references in the Forbearance Agreement to "this Forbearance Agreement," "this Agreement" and any other references of similar import shall henceforth mean the Forbearance Agreement as amended by this Second Amendment to Forbearance Agreement.

      15. This Second Amendment to Forbearance Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of its rights or obligations hereunder.

      16. This Second Amendment to Forbearance Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

      17. In the event of any inconsistency or conflict between this Second Amendment to Forbearance Agreement and the Forbearance Agreement, the terms, provisions and conditions of this Second Amendment to Forbearance Agreement shall govern and control.

      18. The Forbearance Agreement, as hereby amended and modified, is and shall remain the binding obligation of the Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any principal, interest or other amount due under the Forbearance Agreement or under the Note of Borrowers, as modified pursuant hereto, shall not be paid when due, the Lender shall be entitled to and may exercise all rights and remedies under the Forbearance Agreement, such Note and as otherwise provided by law.

      19. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWERS AND LENDER FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWERS AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT, AS AMENDED BY THE FORBEARANCE AGREEMENT AND THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWERS AND LENDER EXCEPT AS BORROWERS AND LENDER MAY LATER AGREE IN WRITING TO MODIFY. THE CREDIT AGREEMENT, AS AMENDED BY THE FORBEARANCE AGREEMENT AND THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

      IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above effective as of the 9th day of August, 2004.

                                     Borrowers:

                                     VIRBAC CORPORATION
                                     PM RESOURCES, INC.
                                     ST. JON LABORATORIES, INC.
                                     VIRBAC AH, INC.
                                     FRANCODEX LABORATORIES, INC.
                                     DELMARVA LABORATORIES, INC.

                                     By: /s/ David G. Eller
                                         -----------------------------------
                                         David G. Eller, President

                                     Lender:

                                     FIRST BANK

                                     By /s/ Traci Dodson
                                        -----------------------------------
                                        Traci Dodson, Vice President

                                    EXHIBIT B

                              Revolving Credit Note

$20,000,000.00                                               St. Louis, Missouri
                                                                  August 9, 2004

      FOR VALUE RECEIVED, on February 7, 2005 the undersigned, VIRBAC CORPORATION, a Delaware corporation (formerly known as Agri-Nutrition Group Limited), PM RESOURCES, INC., a Missouri corporation, ST. JON LABORATORIES, INC., a California corporation, FRANCODEX LABORATORIES, INC., a Kansas corporation, VIRBAC AH, INC., a Delaware corporation and DELMARVA LABORATORIES, INC., a Virginia corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation ("Bank"), the principal sum of Twenty Million Dollars ($20,000,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding hereunder at any one time shall not exceed the lesser of (i) Twenty Million Dollars ($20,000,000.00), or (ii) the "Borrowing Base" (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.

      Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable on the dates set forth in Section 3.6 of the Loan Agreement and at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and One-Half Percent (3.50%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

      All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 135 North Meramec, Clayton, Missouri 63105, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.

      Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank's books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

      This Note is the Note referred to in that certain Credit Agreement dated as of September 7, 1999 made by and between Borrowers and Bank (as the same may from time to time be amended, the "Loan Agreement"), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

      This Note is secured by that certain Security Agreement dated as of May 14, 1998 executed by Virbac Corporation in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 and executed by PM Resources, Inc. in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 executed by St. JON Laboratories, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 executed by Francodex Laboratories, Inc. in favor of Bank and by that certain Security Agreement dated as of September ___, 2003 executed by Delmarva Laboratories, Inc. in favor of Bank (as the same may from time to time be amended, the "Security Agreements"), to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

      This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank and by that certain Deed of Trust and Security Agreement dated September 3, 2003 executed by Virbac Corporation in favor of David F. Weaver, as trustee for Bank (as the same may from time to time be amended, the "Deeds of Trust"), to which Deeds of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

      This Note is also secured by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac Corporation in favor of Bank and by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "Pledge Agreements"), to which Pledge Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

      This Note is also secured by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac Corporation in favor of Bank, by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac AH, Inc. in favor of Bank and by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Delmarva Laboratories, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "IP Security Agreements "), to which IP Security Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

      If any of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement, any of the Security Agreements, the Deeds of Trust or any of the Pledge Agreements, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

      In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of any of the Security Agreements, any of the Deeds of Trust or any of the Pledge Agreements securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

      This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

      This Revolving Credit Note is a renewal, restatement and continuation of the obligations due Bank as evidenced by a Revolving Credit Note dated May 10, 2004 from Borrower payable to the order of Bank in the maximum principal amount of $20,000,000.00 (the "Prior Note"), and is not a novation thereof. All interest evidenced by the Prior Note being amended and restated by this instrument shall continue to be due and payable until paid.

                                       VIRBAC CORPORATION

                                       By: /s/ David G. Eller
                                           ---------------------------------
                                           David G. Eller, President

                                       PM RESOURCES, INC.

                                       By: /s/ David G. Eller
                                           ---------------------------------
                                           David G. Eller, President

                                       ST. JON LABORATORIES, INC.

                                       By: /s/ David G. Eller
                                           ---------------------------------
                                           David G. Eller, President

                                       VIRBAC AH, INC.

                                       By: /s/ David G. Eller
                                           ---------------------------------
                                           David G. Eller, President

                                       FRANCODEX LABORATORIES, INC.

                                       By: /s/ David G. Eller
                                           ---------------------------------
                                           David G. Eller, President

                                       DELMARVA LABORATORIES, INC.

                                       By: /s/ David G. Eller
                                           ---------------------------------
                                           David G. Eller, President